SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               SEPTEMBER 23, 2003


                              KANSAS CITY SOUTHERN
               (Exact name of company as specified in its charter)


        DELAWARE                        1-4717                 44-0663509
 ----------------------------   ------------------------  ----------------------
 (State or other jurisdiction   (Commission file number)      (IRS Employer
     of incorporation)                                    Identification Number)

                427 WEST 12TH STREET, KANSAS CITY, MISSOURI 64105
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                (816) 983 - 1303


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits

              EXHIBIT NO.                                 DOCUMENT
              (99)                                        Additional Exhibits

              99.1                                        Press Release issued
                                                          by Kansas City
                                                          Southern dated
                                                          September 23, 2003
                                                          entitled, "Kansas City
                                                          Southern Board of
                                                          Directors Affirm
                                                          Pursuit of All Legal
                                                          Means to Enforce
                                                          Provisions of TFM
                                                          Acquisition
                                                          Agreement," is
                                                          attached hereto as
                                                          Exhibit 99.1



ITEM 9.       REGULATION FD DISCLOSURE

Kansas City Southern ("KCS" or "Company") is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the KCS news release, dated September 23, 2003, announcing the Board of Directors affirmation of the Company's efforts to pursue all legal means to enforce provisions of the Acquisition Agreement between KCS and Grupo TMM, S.A. ("TMM") for TMM's interest in Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. ("GTFM"). The KCS Board passed a resolution instructing management to pursue all legal means to enforce the Agreement while also, as required by the Agreement, pursuing direct negotiations with TMM.

The Company also announced the U.S. Surface Transportation Board issued a decision finding no need to rule on the transfer back to TFM, S.A. de C.V. ("TFM") of the 51% interest in Mexrail that KCS acquired on May 9, 2003. The effect of the decision is to allow TFM to reacquire the shares in accordance with the Mexrail Stock Purchase Agreement and KCS will abide by that agreement.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Kansas City Southern


Date: September 25, 2003               By:     /S/ LOUIS G. VAN HORN
                                          ----------------------------------
                                               Louis G. Van Horn
                                            Vice President and Comptroller
                                            (Principal Accounting Officer)

EXHIBIT 99.1


    KANSAS CITY SOUTHERN                                           PRESS RELEASE
    Cathedral Square - 427 West 12TH Street - P.O. Box 219335
    Kansas City, Missouri 64121-9335                            NYSE SYMBOL: KSU


    DATE:          SEPTEMBER 23, 2003

    MEDIA CONTACTS:
       Mexico      Gabriel Guerra               Phone: 011-5255-5273-5359
                   gguerra@gcya.net

       U.S.        Warren K. Erdman             Phone: 816/983-1454
                   warren.k.erdman@kcsr.com

    INVESTORS CONTACT:
                   William H. Galligan          Phone: 816/983-1551
                   william.h.galligan@kcsr.com

                     KANSAS CITY SOUTHERN BOARD OF DIRECTORS
                  AFFIRM PURSUIT OF ALL LEGAL MEANS TO ENFORCE
                     PROVISIONS OF TFM ACQUISITION AGREEMENT


        The Kansas City Southern (KCS) (NYSE:KSU) Board of Directors today affirmed the company's efforts to pursue all legal means to enforce provisions of the Acquisition Agreement between KCS and Grupo TMM, S.A. (TMM) for TMM's interest in Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V. (GTFM). The KCS Board passed a resolution instructing management to pursue all legal means to enforce the Agreement while also, as required by the Agreement, pursuing direct negotiations with TMM.

        "The Board today affirmed its commitment to the NAFTA Rail transaction and in enforcing the Acquisition Agreement as it was agreed to and signed by the parties back in April," said Warren K. Erdman, KCS Vice President - Corporate Affairs.

        KCS delivered a notice of dispute to TMM dated August 29, 2003 in accordance with the dispute resolution provisions of the Acquisition Agreement. This initiated a 60-day negotiation period between the parties. If the parties are unable to resolve the disputes within that period of time, KCS intends to initiate a binding arbitration in accordance with the terms of the Acquisition Agreement. KCS maintains that the Acquisition Agreement is still valid and in effect until December 31, 2004. Under that Agreement, TMM and its affiliates are precluded from initiating or participating in any negotiations or discussions with anyone other than KCS for the acquisition or purchase of all or a substantial portion of the assets of GTFM or any equity interest in GTFM. KCS has filed a complaint in the Delaware Court of Chancery seeking a preliminary injunction to preserve the parties' positions while KCS and TMM carry out the dispute resolution provisions in the Acquisition Agreement.

        In other action, the KCS Board received a report on capital investments the company is making to improve track and facilities that increase the efficiency of the U.S. railroad and expand its capacity. The report to the KCS Board outlined progress being made on several capital projects including sidings, track capacity improvements, power switches, and other facilities and equipment improvements. It also discussed several operating achievements and the current capital structure of the company. (The full report can be found at KCS' website, www.kcsi.com.)

        Also, today, the U.S. Surface Transportation Board issued a decision finding no need to rule on the transfer back to TFM of the 51% interest in Mexrail that KCS acquired on May 9, 2003. The effect of the decision is to allow TFM to reacquire the shares in accordance with the Mexrail Stock Purchase Agreement and KCS will abide by that agreement.

        KCS is a transportation holding company that has railroad investments in the United States, Mexico and Panama. Its primary holding is The Kansas City Southern Railway Company (KCSR). Headquartered in Kansas City, Missouri, KCSR serves customers in the central and south central regions of the U.S. KCS' rail holdings and investments are primary components of a NAFTA Railway system that links the commercial and industrial centers of the United States, Canada, and Mexico

        THIS PRESS RELEASE INCLUDES STATEMENTS CONCERNING POTENTIAL FUTURE EVENTS INVOLVING THE COMPANY, WHICH COULD MATERIALLY DIFFER FROM THE EVENTS THAT ACTUALLY OCCUR. THE DIFFERENCES COULD BE CAUSED BY A NUMBER OF FACTORS, INCLUDING THOSE FACTORS IDENTIFIED IN A CURRENT REPORT ON FORM 8-K DATED DECEMBER 11, 2001 FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION ("SEC") COMMISSION FILE NO. 1-4717. THE COMPANY WILL NOT UPDATE ANY FORWARD-LOOKING STATEMENTS IN THIS PRESS RELEASE TO REFLECT FUTURE EVENTS OR DEVELOPMENTS.


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